UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Schedule 14A

________________

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Stratim Cloud Acquisition Corp.
(Name of Registrant as Specified in its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Stratim Cloud Acquisition Corp.
100 West Liberty Street, Suite 100
Reno, Nevada 89501

PROXY STATEMENT FOR SPECIAL MEETING OF STRATIM
CLOUD ACQUISITION CORP.

Dear Stockholders of Stratim Cloud Acquisition Corp.:

You are cordially invited to attend the special meeting of Stratim Cloud Acquisition Corp., a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held on March 10, 2023, at 12:00 PM, Eastern Time (the “Special Meeting”), or at such other time or on such other date to which the meeting may be postponed or adjourned. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/stratimcloudacquisition/2023. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental Stock Transfer & Trust by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on March 10, 2023. The accompanying proxy statement is dated February 17, 2023, and is first being mailed to stockholders of the Company on or about February 17, 2023.

Please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Special Meeting.

The Special Meeting is being held to consider and vote upon the following proposals:

1.      Proposal No. 1 — The Extension Proposal — a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) pursuant to an amendment to the Certificate of Incorporation (as set forth in the “FIRST”, “SECOND” and “THIRD” sections of Annex A of the accompanying proxy statement) to extend the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses, which we refer to as our “initial Business Combination”, or (ii) cease all operations except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the Company’s shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was consummated on March 16, 2021 (the “IPO”), from March 16, 2023, to September 16, 2023, or such earlier date as determined by the Board of Directors (the “Extension,” such date, the “Extended Date” and such proposal, the “Extension Proposal”);

2.      Proposal No. 2 — The Redemption Limitation Amendment Proposal — a proposal to amend the Certificate of Incorporation pursuant to an amendment to the Certificate of Incorporation (as set forth in the “THIRD”, “FOURTH”, “FIFTH”, “SIXTH” and “SEVENTH” sections of Annex A of the accompanying proxy statement) to eliminate from the Certificate of Incorporation the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” such proposal, the “Redemption Limitation Amendment Proposal” and, collectively with the Extension Proposal, the “Amendment Proposals”); and

3.      Proposal No. 3 — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the Redemption Limitation Amendment Proposal (the “Adjournment Proposal”), which may be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal or the Redemption Limitation Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Extension Proposal is to allow the Company more time to complete an initial Business Combination. The Certificate of Incorporation provides that the Company has until March 16, 2023, to complete an initial Business Combination. On February 14, 2023, the Company entered into a letter of intent (the “Letter of Intent”) with Force Pressure Control, LLC, a Texas limited liability company and a provider of surface pressure control solutions in the oilfield services market (“Force Pressure”), and each of the individuals listed on the signature page of the Letter of Intent, pursuant to which the Company will acquire 100% of the outstanding equity interests of Force Pressure (the “Transaction”). Consummation of the Transaction shall be subject to the execution of a mutually satisfactory definitive agreement by the Company and Force Pressure. Pursuant to the Letter of Intent, the parties have entered into a period of exclusivity in order to negotiate the Company’s acquisition of Force Pressure wherein, among other things, the Company agreed not to solicit, negotiate, conduct or commit to conduct any Competing Transaction (as defined in the Letter of Intent). While the Company is currently working towards the execution of a definitive agreement with Force Pressure, the Board of Directors of the Company (the “Board”) has determined that there may not be sufficient time before March 16, 2023, to consummate an initial Business Combination.

Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial Business Combination to the Extended Date.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Certificate of Incorporation the Redemption Limitation in order to allow the Company to redeem public shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to effect redemptions irrespective of the Redemption Limitation.

In connection with the Amendment Proposals, holders of shares of Class A Common Stock may elect to redeem their shares of Class A Common Stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest (net of taxes payable), divided by the number of then outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposals or if they vote at all. If either of the Amendment Proposals are approved by the requisite vote of stockholders and implemented, the remaining public stockholders will retain their right to redeem their shares of Class A Common Stock upon consummation of our initial Business Combination if and when it is submitted to a vote of our stockholders, subject to any limitations set forth in the Certificate of Incorporation, as amended. In addition, if the Extension Proposal is approved and implemented, the remaining public stockholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial Business Combination by the Extended Date.

Based upon the amount held in the Trust Account as of September 30, 2022, which was $250,815,389, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.03 at the time of the Special Meeting. The closing price of a share of Class A Common Stock on February 14, 2023, was $10.11. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern Time, on March 8, 2023 (two business days before the Special Meeting), (i) submit a written request to our transfer agent that we redeem your public shares for cash, and (ii) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below. Pursuant to the Certificate of Incorporation, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if either Amendment Proposal is approved and implemented. You will be entitled to receive cash for any public shares to be redeemed only if you: (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares and (c) such redemption would not result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 (unless the Redemption Limitation Amendment Proposal is approved and implemented).

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Amendment Proposals. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Additionally, we will not redeem shares if (i) neither Amendment Proposal is approved, (ii) either Amendment Proposal is approved, but neither is implemented, or (iii) the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded. In any of these scenarios, you will not receive cash for public shares. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Company’s sponsor, Stratim Cloud Acquisition, LLC, a Delaware limited liability company (the “Sponsor”), may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments set forth in Annex A of the accompanying proxy statement and we will not redeem any public shares. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by March 16, 2023.

On February 17, 2023, the Company entered into a Convertible Promissory Note (the “Sponsor Loan”) with the Sponsor. Pursuant to the Sponsor Loan, the Sponsor has agreed that, if the Amendment Proposals are approved, it will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) the lesser of (A) $0.04 for each share of Class A Common Stock that is not redeemed in connection with the Amendment Proposals and (B) $300,000, for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the special meeting held in connection with the stockholder vote to approve the Company’s initial business combination and (ii) the Extended Date. The Sponsor will not make any Contributions unless the Amendment Proposals are approved and the charter amendment is implemented. Up to $1.5 million of the loans may be settled in whole warrants to purchase shares of Class A Common Stock at a conversion price equal to $1.50 per warrant. The Contribution(s) will not bear any interest, and will be repayable by the Company to the Sponsor upon the earlier of the date by which the Company must complete an initial business combination and the consummation of the Company’s initial business combination. The Company’s board of directors will have the sole discretion whether to continue extending for up to six months, and if the Company’s board of directors determines not to continue extending for additional months, the Sponsor’s obligation to make additional Contributions will terminate. If this occurs, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the procedures set forth in the Company’s certificate of incorporation. If the Company does not complete an initial business combination and winds up, there will not be sufficient assets to repay the Sponsor Loan and it will be worthless. Assuming the Sponsor makes the full amount of monthly contributions, the Company estimates that the per-share price at which public shares could be redeemed from cash held in the Trust Account would be approximately $10.10 on the Extended Date. Monthly Contributions following the redemptions made in connection with the Amendment Proposals will be based on the number of public shares outstanding following such redemptions.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Amendment Proposals.

If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by March 16, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by March 16, 2023, or, if the Extension Proposal is approved, the Extended Date.

Approval of the Extension Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock entitled to vote thereon as of the record date.

Approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock entitled to vote thereon as of the record date.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the common stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon as of the record date.

Notwithstanding the approval of the Amendment Proposals, our Board may decide to abandon the Amendment Proposals at any time and for any reason prior to the effectiveness of the filing of the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Assuming the Extension Proposal is approved, if our Board abandons the Redemption Limitation Amendment, public stockholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If our Board abandons both of the Amendment Proposals, public stockholders will not be entitled to exercise redemption rights.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The Board has fixed the close of business on February 8, 2023, as the record date for the Special Meeting (the “Record Date”). Only stockholders of record on February 8, 2023, are entitled to notice of and to vote at the Special Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial Business Combination at this time. If either of the Amendment Proposals is approved and implemented and you do not elect to redeem your public shares in connection with the Amendment Proposals, you will retain the right to vote on an initial Business Combination if and when such transaction is submitted to stockholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial Business Combination is approved and completed or the Company has not consummated an initial Business Combination by the Extended Date. If an initial Business Combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its public shares.

To ensure your representation at the Special Meeting, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Special Meeting.

A stockholder’s failure to vote in person or by proxy will not be counted towards the number of shares of the Company’s common stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have the same effect as a vote “AGAINST” the Extension Proposal and the Redemption Limitation Amendment Proposal, and will have no effect on the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of the Special Meeting for a more complete statement of matters to be considered at the Special Meeting.

On behalf of the Board, we would like to thank you for your support of Stratim Cloud Acquisition Corp.

February 17, 2023
By Order of the Board,
/s/ Sreekanth Ravi
Sreekanth Ravi Chief Executive Officer and Chairman of the Board of Directors

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD SHARES OF CLASS A COMMON STOCK, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (III) TENDER OR DELIVER YOUR SHARES OF CLASS A COMMON STOCK (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

IN THE EVENT THE REDEMPTION LIMITATION AMENDMENT PROPOSAL IS NOT APPROVED OR NOT IMPLEMENTED AND WE RECEIVE NOTICE OF REDEMPTIONS OF PUBLIC SHARES APPROACHING OR IN EXCESS OF THE REDEMPTION LIMITATION, WE AND/OR OUR SPONSOR MAY TAKE ACTION TO INCREASE OUR NET TANGIBLE ASSETS TO AVOID THE REDEMPTION LIMITATION, WHICH MAY INCLUDE, AT OUR AND OUR SPONSOR’S OPTION AND IN OUR AND ITS SOLE DISCRETION, ANY, SEVERAL OR ALL OF THE FOLLOWING ACTIONS: (A) ATTEMPTING TO SECURE WAIVERS OF CERTAIN OF OUR SIGNIFICANT LIABILITIES, INCLUDING THE DEFERRED UNDERWRITING FEES AND (B) ENTERING INTO NON-REDEMPTION AGREEMENTS WITH CERTAIN OF OUR SIGNIFICANT STOCKHOLDERS. IF THE REDEMPTION LIMITATION AMENDMENT PROPOSAL IS NOT APPROVED OR NOT IMPLEMENTED AND THE REDEMPTION LIMITATION IS EXCEEDED, EITHER BECAUSE WE DO NOT TAKE ACTION TO INCREASE OUR NET TANGIBLE ASSETS OR BECAUSE OUR ATTEMPT TO DO SO IS NOT SUCCESSFUL, THEN WE WILL NOT PROCEED WITH THE AMENDMENTS AND WE WILL NOT REDEEM ANY PUBLIC SHARES IN CONNECTION WITH THE AMENDMENTS. IN SUCH CASE, PUBLIC SHARES WHICH A PUBLIC STOCKHOLDER ELECTS TO REDEEM BUT WHICH ARE NOT REDEEMED SHALL BE RETURNED TO SUCH PUBLIC STOCKHOLDER OR SUCH PUBLIC STOCKHOLDER’S ACCOUNT AND SUCH PUBLIC STOCKHOLDER WILL RETAIN THE RIGHT TO HAVE THEIR PUBLIC SHARES REDEEMED FOR CASH IF THE COMPANY HAS NOT COMPLETED AN INITIAL BUSINESS COMBINATION BY MARCH 16, 2023.

This proxy statement is dated February 17, 2023,
and is first being mailed to our stockholders with the form of proxy on or about February 17, 2023.

IMPORTANT

Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board of Directors of the Company to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Special Meeting.

Stratim Cloud Acquisition Corp.
100 West Liberty Street, Suite 100
Reno, Nevada 89501

NOTICE OF THE SPECIAL MEETING
TO BE HELD MARCH 10, 2023

Dear Stockholders of Stratim Cloud Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the special meeting of Stratim Cloud Acquisition Corp., a Delaware corporation (which we refer to as the “Company”, “we”, “us” or “our”), will be held on March 10, 2023, at 12:00 PM, Eastern Time (the “Special Meeting”), or at such other time or on such other date to which the meeting may be postponed or adjourned. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/stratimcloudacquisition/2023. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental Stock Transfer & Trust (“Continental”) by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on March 10, 2023.

The Special Meeting will be held to consider and vote upon the following proposals:

1.      Proposal No. 1 — The Extension Proposal — a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) pursuant to an amendment to the Certificate of Incorporation (as set forth in the “FIRST”, “SECOND” and “THIRD” sections of Annex A of the accompanying proxy statement) to extend the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses, which we refer to as our “initial Business Combination”, or (ii) cease all operations except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the Company’s shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was consummated on March 16, 2021 (the “IPO”), from March 16, 2023, to September 16, 2023, or such earlier date as determined by the Board of Directors (the “Extension,” such date, the “Extended Date” and such proposal, the “Extension Proposal”);

2.      Proposal No. 2 — The Redemption Limitation Amendment Proposal — a proposal to amend the Certificate of Incorporation pursuant to an amendment to the Certificate of Incorporation (as set forth in the “THIRD”, “FOURTH”, “FIFTH”, “SIXTH” and “SEVENTH” sections of Annex A of the accompanying proxy statement) to eliminate from the Certificate of Incorporation the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” such proposal, the “Redemption Limitation Amendment Proposal” and, collectively with the Extension Proposal, the “Amendment Proposals”); and

3.      Proposal No. 3 — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the Redemption Limitation Amendment Proposal (the “Adjournment Proposal”), which may be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal or the Redemption Limitation Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

Approval of the Extension Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock entitled to vote thereon as of the record date.

Approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock entitled to vote thereon as of the record date.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the common stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon as of the record date.

Notwithstanding the approval of the Amendment Proposals, our Board may decide to abandon the Amendment Proposals at any time and for any reason prior to the effectiveness of the filing with the Secretary of State of the State of Delaware. Assuming the Extension Proposal is approved, if our Board abandons the Redemption Limitation Amendment, public stockholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If our Board abandons both of the Amendment Proposals, public stockholders will not be entitled to exercise redemption rights.

In connection with the Amendment Proposals, holders of shares of Class A Common Stock may elect to redeem their shares of Class A Common Stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest (net of taxes payable), divided by the number of then outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposals or if they vote at all. If either of the Amendment Proposals are approved by the requisite vote of stockholders and implemented, the remaining public stockholders will retain their right to redeem their shares of Class A Common Stock upon consummation of our initial Business Combination if and when it is submitted to a vote of our stockholders, subject to any limitations set forth in the Certificate of Incorporation, as amended. In addition, if the Extension Proposal is approved and implemented, the remaining public stockholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial Business Combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern Time, on March 8, 2023 (two business days before the Special Meeting), (i) submit a written request to our transfer agent that we redeem your public shares for cash, and (ii) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below. Pursuant to the Certificate of Incorporation, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if either Amendment Proposal is approved and implemented. You will be entitled to receive cash for any public shares to be redeemed only if you: (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares and (c) such redemption would not result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 (unless the Redemption Limitation Amendment Proposal is approved and implemented).

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Amendment Proposals. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Additionally, we will not redeem shares if (i) neither Amendment Proposal is approved, (ii) either Amendment Proposal is approved, but neither is implemented, or (iii) the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded. In any of these scenarios, you will not receive cash for public shares. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Company’s sponsor, Stratim Cloud Acquisition, LLC, a Delaware limited liability company (the “Sponsor”), may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments set forth in Annex A of the accompanying proxy statement and we will not redeem any public shares. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by March 16, 2023.

On February 17, 2023, the Company entered into a Convertible Promissory Note (the “Sponsor Loan”) with the Sponsor. Pursuant to the Sponsor Loan, the Sponsor has agreed that, if the Amendment Proposals are approved, it will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) the lesser of (A) $0.04 for each share of Class A Common Stock that is not redeemed in connection with the Amendment Proposals and (B) $300,000, for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the special meeting held in connection with the stockholder vote to approve the Company’s initial business combination and (ii) the Extended Date. The Sponsor will not make any Contributions unless the Amendment Proposals are approved and the charter amendment is implemented. Up to $1.5 million of the loans may be settled in whole warrants to purchase shares of Class A Common Stock at a conversion price equal to $1.50 per warrant. The Contribution(s) will not bear any interest, and will be repayable by the Company to the Sponsor upon the earlier of the date by which the Company must complete an initial business combination and the consummation of the Company’s initial business combination. The Company’s board of directors will have the sole discretion whether to continue extending for up to six months, and if the Company’s board of directors determines not to continue extending for additional months, the Sponsor’s obligation to make additional Contributions will terminate. If this occurs, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the procedures set forth in the Company’s certificate of incorporation. If the Company does not complete an initial business combination and winds up, there will not be sufficient assets to repay the Sponsor Loan and it will be worthless. Assuming the Sponsor makes the full amount of monthly contributions, the Company estimates that the per-share price at which public shares could be redeemed from cash held in the Trust Account would be approximately $10.10 on the Extended Date. Monthly Contributions following the redemptions made in connection with the Amendment Proposals will be based on the number of public shares outstanding following such redemptions.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Amendment Proposals.

If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by March 16, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by March 16, 2023, or, if the Extension Proposal is approved, the Extended Date.

The Company’s sponsor is Stratim Cloud Acquisition, LLC, a Delaware limited liability company (the “Sponsor”). The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B common stock, par value $0.0001 per share, of the Company (“Class B Common Stock”) held by it or them, as applicable, if the Company fails to complete an initial Business Combination by March 16, 2023, or, if the Extension Proposal is approved, the Extended Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A Common Stock they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Company will pay the costs of liquidation from up to $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account, if any.

In the event of the liquidation of the Trust Account, the Sponsor (but not any other stockholders, members or managers of the Sponsor) has agreed to indemnify and hold harmless the Company against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) to which the Company may become subject as a result of any claim by (i) any third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company or (ii) a prospective target business with which the Company has discussed entering into a transaction agreement (a “Target”); provided, however, that such indemnification of the Company by the Sponsor shall apply only to the extent necessary to ensure that such claims by a third party for services rendered (other than the Company’s independent registered public accounting firm) or products sold to the Company or a Target do not reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets as of the date of the liquidation of the Trust Account, in each case, net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that any such executed waiver is deemed to be unenforceable against such third party, the Sponsor will not be responsible to the extent of any liability for such third party claims.

However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. None of our officers, directors or members of our Sponsor will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions can be made to stockholders, any liability stockholders may have with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at the time of the adoption of the plan that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. Since we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise are from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Based upon the amount held in the Trust Account as of September 30, 2022, which was $250,815,389, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.03 at the time of the Special Meeting. The closing price of a share of Class A Common Stock on February 14, 2023, was $10.11. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If either Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed, multiplied by the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial Business Combination on or before March 16, 2023, or, if the Extension Proposal is approved and implemented, the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial Business Combination through the Extended Date if the Extension Proposal is approved. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial Business Combination, the Certificate of Incorporation would prevent the Company from being able to redeem its public shares.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $250,815,389 that was in the Trust Account as of September 30, 2022. In such event, the Company may need to obtain additional funds to complete its initial Business Combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

Only stockholders of record of the Company as of the close of business on February 8, 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote. On the Record Date, there were 31,250,000 shares of common stock issued and outstanding, including (i) 25,000,000 shares of Class A Common Stock and (ii) 6,250,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.

YOUR VOTE IS IMPORTANT. Proxy voting permits stockholders unable to attend the Special Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

February 17, 2023
By Order of the Board,
/s/ Sreekanth Ravi
Sreekanth Ravi
Chief Executive Officer and Chairman of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON MARCH 10, 2023

This Notice of the Special Meeting and Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 1, 2022 (our “Annual Report”), and our Quarterly Report on Form 10-Q for the period ended September 30, 2022, are available at https://www.cstproxy.com/stratimcloudacquisition/2023.

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STRATIM CLOUD ACQUISITION CORP.
PROXY STATEMENT
FOR THE SPECIAL MEETING
To Be Held at 12:00 PM, Eastern Time, on March 10, 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the special meeting of Stratim Cloud Acquisition Corp., a Delaware corporation (which we refer to as the “Company”, “we”, “us” or “our”), and any postponements, adjournments or continuations thereof (the “Special Meeting”). The Special Meeting will be held on March 10, 2023, at 12:00 PM, Eastern Time. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/stratimcloudacquisition/2023. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental Stock Transfer & Trust by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on March 10, 2023.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our other filings with the U.S. Securities and Exchange Commission (the “SEC”).

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors:

•        our being a company with no operating history and no operating revenues;

•        our ability to select an appropriate target business or businesses;

•        our ability to complete our initial Business Combination (as defined above);

•        our expectations around the performance of a prospective target business or businesses;

•        our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial Business Combination;

•        our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial Business Combination, as a result of which they would then receive expense reimbursements;

•        the potential incentive to consummate an initial Business Combination with an acquisition target that subsequently declines in value or is unprofitable for public investors due to the low initial price for the Founder Shares paid by our Sponsor, Stratim Cloud Acquisition, LLC, and certain members of our team;

•        our potential ability to obtain additional financing to complete our initial Business Combination;

•        our pool of prospective target businesses;

•        our ability to consummate an initial Business Combination due to the uncertainty resulting from the coronavirus (“COVID-19”) pandemic and other events (such as terrorist attacks, natural disasters, global hostilities, or a significant outbreak of other infectious diseases);

•        the ability of our directors and officers to generate potential initial Business Combination opportunities;

•        our public securities’ potential liquidity and trading, including compliance with continued listing standards;

•        the lack of a market for our securities;

•        the use of proceeds not held in the Trust Account (as defined below) or available to us from interest income on the Trust Account balance;

•        the Trust Account not being subject to claims of third parties;

•        our financial performance;

•        in connection with our assessment of going concern considerations in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 205-40, “Presentation of Financial Statements — Going Concern,” we have until March 16, 2023, to consummate an initial Business Combination. It is uncertain that we will be able to consummate an initial Business Combination by this time. If an initial Business Combination is not consummated by this date, and the Extension Proposal is not approved, there will be a mandatory liquidation and subsequent dissolution of the Company. Additionally, it is uncertain that we will have sufficient liquidity to fund the working capital needs of the Company through March 16, 2023, or through twelve months from the issuance of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. We have determined that the liquidity condition and mandatory liquidation, should an initial Business Combination not occur, and potential subsequent dissolution raises substantial doubt about the Company’s ability to continue as a going concern; and

•        the other risk and uncertainties discussed in “Item 1A. Risk Factors” in our Annual Report on Form 10-K and in our other SEC filings.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including, but not limited to, our Annual Report on Form 10-K, including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company.

Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

RISK FACTORS

You should consider carefully all of the risks described in our final prospectus dated March 11, 2021, filed with the SEC on March 15, 2021, our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on April 1, 2022, our subsequent Quarterly Reports on Form 10-Q and any other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial Business Combination will be consummated prior to the Extended Date. Our ability to consummate an initial Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of an initial Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve an initial Business Combination. Even if the Extension or an initial Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of our shares in connection with an initial Business Combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely (the “Notice”). Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of our public shares in connection with the Extension may subject us to the excise tax, unless one of the two exceptions above apply. Redemptions would only occur if one of the Amendment Proposals is approved by our stockholders and is implemented by the Board.

As described in the section entitled “Proposal No. 1 — The Extension Proposal — Redemption Rights”, if the deadline for us to complete an initial Business Combination (currently March 16, 2023) is extended, our public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase may be subject to the excise tax. The extent to which we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with an initial Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of an initial Business Combination), (iii) if we fail to timely consummate an initial Business Combination and liquidate in a taxable year following a Redemption Event and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. It is expected that any such excise tax would be paid by the Company using funds held outside of the Trust Account. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete an initial Business Combination and could affect our ability to complete an initial Business Combination.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete an initial Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-initial Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has adopted certain rules and may in the future adopt other rules which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Rule Proposals described below.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential initial Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete an initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other things, disclosures in SEC filings in connection with business combination transactions between SPACs such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential initial Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business will be to identify and complete an initial Business Combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently some uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its business combination within 24 months after the effective date of the IPO Registration Statement. Although the SPAC Rule Proposals, including the proposed safe harbor rule, have not yet been adopted, and may be adopted in a revised form, the SEC has indicated that there are serious questions concerning the applicability of the Investment Company Act to a SPAC that does not complete its initial Business Combination within the proposed time frame set forth in the proposed safe harbor rule. We do not expect to complete our initial Business Combination within 24 months of the effective date of our IPO Registration Statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. Such a claim can be made even prior to 24 months of the effective date of our IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted, including restrictions on the nature of our investments and restrictions on the issuance of securities. In addition, we would be subject to burdensome compliance requirements for which we have not allotted funds and may hinder our ability to complete an initial Business Combination, including registration as an investment company with the SEC, adoption of a specific form of corporate structure and reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to. As a result, if we were deemed to be an investment company under the Investment Company Act, we would expect to abandon our efforts to complete an initial Business Combination and liquidate the Trust Account. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account as cash items (which may be interest bearing to the extent permitted by Continental and the applicable rules of the SEC) until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account as cash items (which may be interest bearing to the extent permitted by Continental and the applicable rules of the SEC) until the earlier of the consummation of our initial Business Combination or the liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account as cash items (which may be interest bearing to the extent permitted by Continental and the applicable rules of the SEC), combined with any permitted withdrawals of interest held in the Trust Account to pay our taxes, would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to such 24-month anniversary, the greater the risk that we may be deemed to be an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time and instead hold all funds in the Trust Account as cash items (which may be interest bearing to the extent permitted by Continental and the applicable rules of the SEC), which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Further, if we do not invest the proceeds held in the Trust Account as discussed above, we may be deemed to be subject to the Investment Company Act, and the loss you may suffer as a result of being deemed subject to the Investment Company Act may be greater than if we liquidated the securities held in the Trust Account and instead held such funds in cash.

If we are unable to complete our initial Business Combination within the required time period and are required to liquidate the Trust Account, our public stockholders may receive only approximately $10.03 per share (based on the amount in the Trust Account as of September 30, 2022), or less in certain circumstances, on the liquidation of our Trust Account, and our warrants will expire worthless. If we are required to liquidate, you may lose all or part of your investment in the Company and you will not be able to realize any future appreciation in the value of your investment since an initial Business Combination would not have been consummated, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

We may not be able to complete an initial Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or initial Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated with us, we may not be able to consummate an initial Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate an initial Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial Business Combination may be limited. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.03 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

See “— Who owns the Sponsor?” for more information.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held on March 10, 2023, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

The Company is a blank check company incorporated on July 29, 2020, as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar transaction with one or more businesses, which we refer to as our initial Business Combination. On March 11, 2021, we entered into that certain Investment Management Trust Agreement with Continental Stock Transfer & Trust Company (the “Trustee”) in connection with the IPO and a potential initial Business Combination.

On March 16, 2021, the Company consummated its IPO of 25,000,000 units at $10.00 per unit, with each unit consisting of one share of Class A Common Stock and one-third of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. Only whole warrants are exercisable. Simultaneously with the closing of the IPO, the Company completed the private sale of 4,666,667 private placement warrants at a purchase price of $1.50 per private placement warrant to the Sponsor, generating gross proceeds to us of $7,000,000. At the closing of the IPO on March 16, 2021, a total of $250,000,000 (approximately $10.00 per unit) from the net proceeds from the sale of the units in the IPO and the sale of the private placement warrants was placed in the Trust Account, with Continental Stock Transfer & Trust Company acting as trustee. The Company’s Certificate of Incorporation provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Class A Common Stock if it does not complete an initial Business Combination by March 16, 2023 (or, if such date is extended, such later date).

The purpose of the Extension Proposal is to allow the Company more time to complete an initial Business Combination. On February 14, 2023, the Company entered into a letter of intent (the “Letter of Intent”) with Force Pressure Control, LLC, a Texas limited liability company and a provider of surface pressure control solutions in the oilfield services market (“Force Pressure”), and each of the individuals listed on the signature page of the Letter of Intent, pursuant to which the Company will acquire 100% of the outstanding equity interests of Force Pressure (the “Transaction”). Consummation of the Transaction shall be subject to the execution of a mutually satisfactory definitive agreement by the Company and Force Pressure. Pursuant to the Letter of Intent, the parties have entered into a period of exclusivity in order to negotiate the Company’s acquisition of Force Pressure wherein, among other things, the Company agreed not to solicit, negotiate, conduct or commit to conduct any Competing Transaction (as defined in the Letter of Intent). While the Company is currently working towards the execution of a definitive agreement with Force Pressure, the Board has determined that there may not be sufficient time before March 16, 2023, to consummate an initial Business Combination. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial Business Combination to the Extended Date.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Certificate of Incorporation the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem any public shares redeemed, irrespective of whether such redemption would exceed the Redemption Limitation.

What is being voted on?

You are being asked to vote on the following proposals:

(a)     Proposal No. 1 — The Extension Proposal — a proposal to amend the Certificate of Incorporation pursuant to an amendment to the Certificate of Incorporation (as set forth in the “FIRST”, “SECOND” and “THIRD” sections of Annex A hereto) to extend the date by which the Company must either (i) consummate an initial Business Combination or (ii) cease all operations except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the Class A Common Stock included as part of the units sold in the IPO, from March 16, 2023, to the Extended Date;

(b)    Proposal No. 2 — The Redemption Limitation Amendment Proposal — a proposal to amend the Certificate of Incorporation pursuant to an amendment to the Certificate of Incorporation (as set forth in the “THIRD”, “FOURTH”, “FIFTH”, “SIXTH” and “SEVENTH” sections of Annex A of the accompanying proxy statement) to eliminate from the Certificate of Incorporation the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and

(c)     Proposal No. 3 — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the Redemption Limitation Amendment Proposal, which may be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal or the Redemption Limitation Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

If the Extension Proposal is approved and implemented, we plan to hold a special meeting prior to the Extended Date in order to seek stockholder approval of an initial Business Combination and related proposals.

You are not being asked to vote on an initial Business Combination at this time. If either of the Amendment Proposals is approved and implemented and you do not elect to redeem your public shares in connection with the Amendment Proposals, you will retain the right to vote on an initial Business Combination if and when such transaction is submitted to stockholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial Business Combination is approved and completed or the Company has not consummated an initial Business Combination by March 16, 2023 (or, if the Extension Proposal is approved, the Extended Date). If an initial Business Combination is not consummated by such date, the Company will redeem 100% of its public shares.

Can I attend the Special Meeting?

The Special Meeting will be held on March 10, 2023, at 12:00 PM, Eastern Time, or at such other time and on such other date to which the meeting may be postponed or adjourned. The Special Meeting will comply with the meeting rules of conduct.

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/stratimcloudacquisition/2023. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental Stock Transfer & Trust by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on March 10, 2023.

You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.

Why should I vote to approve the Extension?

Our Board believes stockholders will benefit from the Company consummating an initial Business Combination and is proposing the Extension to extend the date by which the Company has to complete an initial Business Combination until the Extended Date. The Extension is expected to give the Company the opportunity to complete its initial Business Combination.

If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by March 16, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by March 16, 2023, or, if the Extension Proposal is approved, the Extended Date.

Why should I vote to approve the Redemption Limitation Amendment Proposal?

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Certificate of Incorporation the Redemption Limitation in order to allow the Company to redeem any public shares redeemed, irrespective of whether such redemption would exceed the Redemption Limitation.

Stockholders are entitled to exercise redemption rights in connection with the proposals to be voted on at the Special Meeting. Under the Company’s Certificate of Incorporation, we cannot consummate an initial Business Combination unless we have net tangible assets of at least $5,000,001 upon consummation of an initial Business Combination. In addition, if holders of enough of our common stock were to seek redemption rights in connection with the consideration of these proposals, even if the Extension and the Redemption Limitation Amendment (collectively, the “Amendments”) were approved by the requisite vote of stockholders, we would not be able to implement the Amendments or provide redemption rights as our Certificate of Incorporation requires that we must have at least $5,000,001 in net tangible assets to do so.

The Company believes that these limitations which may prevent us from completing an initial Business Combination are not needed. The purpose of such limitation was initially to ensure that our common stock was not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such common stock failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial Business Combination, the Certificate of Incorporation would prevent the Company from being able to consummate an initial Business Combination even if all other conditions to closing are met.

We believe that the provisions of the Certificate of Incorporation described in the preceding paragraph were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial Business Combination in the timeframe contemplated by the Certificate of Incorporation. We also believe, however, that given the Company’s expenditure of time, effort and money pursuing an initial Business Combination, and our belief that an initial Business Combination is in the best interest of the Company and our stockholders, the Extension is warranted. The sole purpose of the Extension Proposal is to provide the Company with additional time to complete an initial Business Combination, which the Board believes is in the best interests of the Company and our stockholders.

In connection with the Amendment Proposals, holders of shares of Class A Common Stock may elect to redeem their shares of Class A Common Stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest (net of taxes payable), divided by the number of then outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposals or if they vote at all. If the Redemption Limitation Amendment Proposal is not approved or not implemented, we will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, as provided in the Certificate of Incorporation.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public stockholders and the Company is not proposing, and will not propose, to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial Business Combination. Assuming the Extension is approved, the Company will have until the Extended Date to complete its initial Business Combination.

Our Board recommends that you vote in favor of the Extension Proposal and the Redemption Limitation Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

When would the Board abandon the Extension Proposal?

Our Board will abandon the Extension if our stockholders do not approve the Extension Proposal. Additionally, if the Extension is approved but the Redemption Limitation Amendment Proposal is not approved or not implemented, we are not permitted to redeem our shares of Class A Common Stock in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our shares of Class A Common Stock in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

Additionally, notwithstanding the approval of the Amendment Proposals, our Board may decide to abandon the Amendment Proposals at any time and for any reason prior to the effectiveness of the filing with the Secretary of State of the State of Delaware. Assuming the Extension Proposal is approved, if our Board abandons the Redemption Limitation Amendment, public stockholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If our Board abandons both of the Amendment Proposals, public stockholders will not be entitled to exercise redemption rights with respect to the Amendments.

When would the Board abandon the Redemption Limitation Amendment Proposal?

Our Board will abandon the Redemption Limitation Amendment Proposal if stockholders do not approve the Redemption Limitation Amendment Proposal, or if stockholders approve the Redemption Limitation Amendment Proposal but do not approve the Extension Proposal. Additionally, notwithstanding the approval of the Amendment Proposals, our Board may decide to abandon the Amendment Proposals at any time and for any reason prior to the effectiveness of the filing with the Secretary of State of the State of Delaware. Assuming the Extension Proposal is approved, if our Board abandons the Redemption Limitation Amendment, public stockholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If our Board abandons both of the Amendment Proposals, public stockholders will not be entitled to exercise redemption rights with respect to the Amendments.

Who owns the Sponsor?

The Company’s sponsor is Stratim Cloud Acquisition, LLC, a Delaware limited liability company. The Sponsor currently owns 4,889,500 shares of Class B Common Stock. To our knowledge, all of the members of the Sponsor are U.S. citizens and U.S. entities, except for one Cayman Islands entity which holds an approximately 1.6% interest in the Sponsor’s shares of Class B Common Stock and an approximately 0.8% interest in the Sponsor’s private placement warrants. To our knowledge, all of the holders of our Class B Common Stock are U.S. citizens or U.S. entities.

How do the Company insiders intend to vote their shares?

The Sponsor, our initial directors and officers and their permitted transferees (collectively, the “Initial Stockholders”) collectively have the right to vote approximately 20% of the Company’s issued and outstanding shares of common stock, and are expected to vote all of their shares in favor of each proposal to be voted upon by our stockholders at the Special Meeting.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.03 per share, based on the amounts held in the Trust Account as of September 30, 2022); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Amendments will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(1) of the Exchange Act) being at least $5,000,001.

If such transactions are effected, the consequence could be to cause the Amendments to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Amendment Proposals at the Special Meeting and could decrease the chances that the Amendments would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Amendment Proposals.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock entitled to vote thereon as of the record date.

What vote is required to approve the Redemption Limitation Amendment Proposal?

Approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock entitled to vote thereon as of the record date.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the common stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon as of the record date.

What if I want to vote against or do not want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you should vote against such proposals. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum. If a valid quorum is otherwise established, such failure to vote will have the same effect as a vote “against” the Extension Proposal and the Redemption Limitation Proposal, but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the same effect as a vote “against” the Extension Proposal and the Redemption Limitation Proposal, but will have no effect on the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension until the Extended Date, as described in this proxy statement, we do not anticipate seeking any further extension to consummate an initial Business Combination.

How are the funds in the Trust Account currently being held?

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), the Company may, at any time, instruct Continental to hold all funds in the Trust Account as cash items (which may be interest bearing to the extent permitted by Continental and the applicable rules of the SEC) until the earlier of the consummation of an initial Business Combination and the liquidation of the Company.

What happens if the Extension Proposal is not approved or not implemented?

If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by March 16, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by March 16, 2023, or, if the Extension Proposal is approved, the Extended Date.

The Sponsor, the Company’s directors and officers and their permitted transferees have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination by March 16, 2023, or, if the Extension Proposal is approved, the Extended Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A Common Stock they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Company will pay the costs of liquidation from up to $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account, if any.

What happens if the Redemption Limitation Amendment Proposal is not approved or not implemented?

If the Extension Proposal is approved but the Redemption Limitation Amendment Proposal is not approved or not implemented, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments set forth in Annex A hereto and we will not redeem any public shares. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by March 16, 2023.

If the Extension Proposal and Redemption Limitation Amendment Proposal are approved, what happens next?

The Company is continuing its efforts to complete an initial Business Combination. The Company is seeking approval of the Extension because the Company may not be able to complete an initial Business Combination prior to March 16, 2023. If the Extension Proposal is approved and the Extension is implemented, the Company expects to continue working towards the execution of a definitive initial Business Combination agreement and seeking stockholder approval of an initial Business Combination. If stockholders approve such initial Business Combination, the Company expects to consummate an initial Business Combination as soon as possible following stockholder approval and satisfaction of the other conditions to the consummation of an initial Business Combination.

Upon approval of the Extension Proposal and the Redemption Limitation Amendment Proposal by the required number of votes, or approval of the Extension Proposal by the required number of votes in the event the Redemption Limitation Amendment Proposal is not approved or not implemented and as a result of the redemptions, the Redemption Limitation is not reached, we plan to file the amendment to the Certificate of Incorporation in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, shares of Class A Common Stock and public warrants will remain publicly traded. However, notwithstanding the approval of the Amendment Proposals, our Board may decide to abandon the Amendment Proposals at any time and for any reason prior to the effectiveness of the filing with the Secretary of State of the State of Delaware. Assuming the Extension Proposal is approved, if our Board abandons the Redemption Limitation Amendment, public stockholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If our Board abandons both of the Amendment Proposals, public stockholders will not be entitled to exercise redemption rights with respect to the Amendments.

If either of the Amendment Proposals is approved and implemented, any removal of any Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of shares of common stock held by the Sponsor through its shares of Class B Common Stock. If the Redemption Limitation Amendment Proposal is approved and implemented, the Company will redeem shares of common stock irrespective of the prior Redemption Limitation. Only if the Redemption Limitation Amendment Proposal is not approved or not implemented, we will not proceed with the Extension if redemptions of shares of Common Stock cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, as provided in the Certificate of Incorporation.

On February 17, 2023, the Company entered into a Convertible Promissory Note (the “Sponsor Loan”) with the Sponsor. Pursuant to the Sponsor Loan, the Sponsor has agreed that, if the Amendment Proposals are approved, it will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) the lesser of (A) $0.04 for each share of Class A Common Stock that is not redeemed in connection with the Amendment Proposals and (B) $300,000, for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the special meeting held in connection with the stockholder vote to approve the Company’s initial business combination and (ii) the Extended Date. The Sponsor will not make any Contributions unless the Amendment Proposals are approved and the charter amendment is implemented. Up to $1.5 million of the loans may be settled in whole warrants to purchase shares of Class A Common Stock at a conversion price equal to $1.50 per warrant. The Contribution(s) will not bear any interest, and will be repayable by the Company to the Sponsor upon the earlier of the date by which the Company must complete an initial business combination and the consummation of the Company’s initial business combination. The Company’s board of directors will have the sole discretion whether to continue extending for up to six months, and if the Company’s board of directors determines not to continue extending for additional months, the Sponsor’s obligation to make additional Contributions will terminate. If this occurs, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the procedures set forth in the Company’s certificate of incorporation. If the Company does not complete an initial business combination and winds up, there will not be sufficient assets to repay the Sponsor Loan and it will be worthless. Assuming the Sponsor makes the full amount of monthly contributions, the Company estimates that the per-share price at which public shares could be redeemed from cash held in the Trust Account would be approximately $10.10 on the Extended Date. Monthly Contributions following the redemptions made in connection with the Amendment Proposals will be based on the number of public shares outstanding following such redemptions.

If (i) the Amendment Proposals are approved and we amend our charter, or (ii) the Redemption Limitation is exceeded, will our securities remain listed on Nasdaq Capital Market following stockholder redemptions?

Our Common Stock, units and warrants are listed on the Nasdaq Capital Market. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our common stock include, among other things, the requirement to maintain at least 300 public holders, at least 500,000 publicly held shares and the Market Value of Listed Securities (as defined in Nasdaq Rule 5005) of at least $35 million. Pursuant to the terms of our Certificate of Incorporation, in connection with the Amendment Proposals, public stockholders may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business.in connection with an initial Business Combination.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our common stock, units and warrants qualify as covered securities under such statute. If we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

Where will I be able to find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial Business Combination?

If your shares are not redeemed in connection with the Amendment Proposals, and assuming you are a stockholder as of the record date for voting on a proposed initial Business Combination, you will be able to vote on a proposed initial Business Combination with respect to the shares you hold as of such record date. If you disagree with an initial Business Combination, you will retain your right to redeem your shares of Class A Common Stock upon consummation of such initial Business Combination, subject to any limitations set forth in our Certificate of Incorporation.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later- dated, signed proxy card to the Company’s Secretary at 100 West Liberty Street, Suite 100, Reno, Nevada 89501, so that it is received by the Company’s Secretary prior to the vote at the Special Meeting (which is scheduled to take place on March 10, 2023). Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Special Meeting, or by attending the Special Meeting, revoking their proxy and voting in person. Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, and abstentions for each of the proposals. A stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum. If a valid quorum is otherwise established, such failure to vote will have the same effect as a vote “AGAINST” the Amendment Proposals but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the same effect as a vote “AGAINST” the Amendment Proposals but will have no effect on the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items. Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the same effect as a vote “AGAINST” the Amendment Proposals but will have no effect on the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

What is a quorum?

The presence, in person or by proxy, of the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Special Meeting shall constitute a quorum. As of the record date for the Special Meeting, 15,625,001 shares of our common stock would be required to achieve a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non- discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Who can vote at the Special Meeting?

Holders of shares of common stock as of the close of business on February 8, 2023, the Record Date, are entitled to vote at the Special Meeting. On the Record Date, there were 31,250,000 shares of common stock issued and outstanding, including (i) 25,000,000 shares of Class A Common Stock and (ii) 6,250,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.

In deciding all matters at the Special Meeting, each stockholder will be entitled to one vote for each share held by them on the Record Date. Holders of shares of Class A Common Stock and holders of shares of Class B Common Stock will vote together as a single class on all matters submitted to a vote of our stockholders except as required by law. The Initial Stockholders collectively own approximately 20% of our issued and outstanding shares of Common Stock.

Registered Stockholders.    If our shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote online at the Special Meeting.

“Street Name” Stockholders.    If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of common stock at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.

What interests do the Company’s directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of shares of Class B Common Stock or private placement warrants that may become exercisable in the future, any loans by them to the Company that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “— Interests of the Sponsor and the Company’s Directors and Officers” for more information.

Are there any appraisal or similar rights for dissenting stockholders?

Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation. Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.

What happens to the Company’s warrants if the Extension Proposal is not approved or not implemented?

If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by March 16, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by March 16, 2023, or, if the Extension Proposal is approved, the Extended Date.

What happens to the Company’s warrants if the Extension Proposal is approved?

If the Extension is approved, the Company expects to continue to attempt to consummate an initial Business Combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I vote?

If you are a holder of record of shares of common stock on February 8, 2023, the Record Date for the Special Meeting, you may vote online during the Special Meeting or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to vote online during the Special Meeting, obtain a valid proxy from your broker, bank or other nominee. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

How do I redeem my shares of common stock?

In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern Time, on March 8, 2023 (two business days before the Special Meeting), (i) submit a written request to our transfer agent that we redeem your public shares for cash, and (ii) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below. Pursuant to the Certificate of Incorporation, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if either Amendment Proposal is approved and implemented. You will be entitled to receive cash for any public shares to be redeemed only if you: (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares and (c) such redemption would not result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 (unless the Redemption Limitation Amendment Proposal is approved and implemented).

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Amendment Proposals. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Additionally, we will not redeem shares if (i) neither Amendment Proposal is approved, (ii) either Amendment Proposal is approved, but neither is implemented, or (iii) the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded. In any of these scenarios, you will not receive cash for public shares. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Company’s sponsor, Stratim Cloud Acquisition, LLC, a Delaware limited liability company (the “Sponsor”), may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments set forth in Annex A hereto and we will not redeem any public shares. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by March 16, 2023.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, their own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for the Amendment Proposals or whether they vote at all.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $25,000, plus other expenses such as disbursements, postage, and broker bills for the mailing. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Special Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K and our subsequent Quarterly Reports on Form 10-Q, you should contact:

Stratim Cloud Acquisition Corp.
100 West Liberty Street, Suite 100
Reno, Nevada 89501
Telephone: (775) 318-3629

You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC, at the address below prior to 5:00 p.m., Eastern Time, on March 8, 2023 (two business days prior to the vote at the Special Meeting). If you have questions regarding the certification of your position or tender or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company 1 State Street, 30th Floor
New York, NY 10004
Attention: SPAC Redemption Team
Email: spacredemptions@continentalstock.com

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held on March 10, 2023, at 12:00 PM, Eastern Time, or at such other time or on such other date to which the meeting may be postponed or adjourned. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/stratimcloudacquisition/2023. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental Stock Transfer & Trust by email at proxy@continentalstock.com. To vote during the Special Meeting as a stockholder of record, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on March 10, 2023.

At the Special Meeting, you will be asked to consider and vote upon proposals to:

1.      Proposal No. 1 — The Extension Proposal — a proposal to amend the Certificate of Incorporation pursuant to an amendment to the Certificate of Incorporation (as set forth in the “FIRST”, “SECOND” and “THIRD” sections of Annex A hereto) to extend the date by which the Company must either (i) consummate an initial Business Combination or (ii) cease all operations except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the Class A Common Stock included as part of the units sold in the IPO, from March 16, 2023, to the Extended Date;

2.      Proposal No. 2 — The Redemption Limitation Amendment Proposal — a proposal to amend the Certificate of Incorporation pursuant to an amendment to the Certificate of Incorporation (as set forth in the “THIRD”, “FOURTH”, “FIFTH”, “SIXTH” and “SEVENTH” sections of Annex A of the accompanying proxy statement) to eliminate from the Certificate of Incorporation the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and

3.      Proposal No. 3 — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the Redemption Limitation Amendment Proposal, which may be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal or the Redemption Limitation Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Voting Power; Record Date

Only stockholders of record of the Company as of the close of business on February 8, 2023, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 31,250,000 shares of common stock issued and outstanding, including 25,000,000 shares of Class A Common Stock and 6,250,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Stockholders

The presence, in person or by proxy, of the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Special Meeting shall constitute a quorum. As of the record date for the Special Meeting, 15,625,001 shares of our common stock would be required to achieve a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non- discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Votes Required

Approval of the Extension Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock entitled to vote thereon as of the record date.

Approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock entitled to vote thereon as of the record date.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the common stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon as of the record date.

If you do not want any of the proposals to be approved, you should vote against such proposals. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum. If a valid quorum is otherwise established, such failure to vote will have the same effect as a vote “against” each of the Amendment Proposals but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the same effect as a vote “against” each of the Amendment Proposals but will have no effect on the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Voting

You can vote your shares at the Special Meeting by proxy or by attending the Special Meeting and voting online. If your shares are owned directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) stockholder.”

Stockholders of Record

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate Zachary Abrams to act as your proxy at the Special Meeting. Mr. Abrams will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Special Meeting.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you wish to attend and vote your shares at the Special Meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Continental Stock Transfer & Trust Company at proxy@continentalstock.com. Beneficial owners who email a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Special Meeting.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the Special Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on any “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Proxies

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals, and the proxy holders may determine in their discretion how to vote your shares with respect to any other matters that may properly come before the Special Meeting.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Revocability of Proxies

Stockholders may send a later-dated, signed proxy card to the Company’s Secretary at 100 West Liberty Street, Suite 100, Reno, Nevada 89501, so that it is received by the Company’s Secretary prior to the vote at the Special Meeting (which is scheduled to take place on March 10, 2023). Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Special Meeting, or by attending the Special Meeting, revoking their proxy and voting online. Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Special Meeting

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/stratimcloudacquisition/2023. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental Stock Transfer & Trust by email at proxy@continentalstock.com.

To vote during the Special Meeting as a stockholder of record, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on March 10, 2023.

You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote online, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $25,000, plus other expenses such as disbursements, postage, and broker bills for the mailing. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights and Appraisal Rights

Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation. Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.

Stockholder Proposals

No business may be transacted at a special meeting other than business that is either (i) brought before the special meeting pursuant to the Company’s notice of meeting or (ii) otherwise properly brought before the special meeting in accordance with the requirements set forth in the Certificate of Incorporation and the bylaws of the Company.

Other Business

The Board does not know of any other matters to be presented at the Special Meeting. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of the Special Meeting and with respect to any other matters that may properly come before the Special Meeting. If any additional matters are properly presented at the Special Meeting, or at any adjournments or postponements of the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our Board with respect to any such matters. We expect that the shares of Class A Common Stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board with respect to any such matters.

Principal Executive Offices

Our principal executive offices are located at 100 West Liberty Street, Suite 100, Reno, Nevada 89501. Our telephone number is (775) 318-3629. Our corporate website address is https://www.stratimcloud.com/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Background

We are a blank check company incorporated on July 29, 2020, as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar transaction with one or more businesses, which we refer to as our initial Business Combination.

On March 16, 2021, the Company consummated its IPO of 25,000,000 units at $10.00 per unit, with each unit consisting of one share of Class A Common Stock and one-third of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. Only whole warrants are exercisable. Simultaneously with the closing of the IPO, the Company completed the private sale of 4,666,667 private placement warrants at a purchase price of $1.50 per private placement warrant to the Sponsor, generating gross proceeds to us of $7,000,000. At the closing of the IPO on March 16, 2021, a total of $250,000,000 (approximately $10.00 per unit) from the net proceeds from the sale of the units in the IPO and the sale of the private placement warrants was placed in the Trust Account, with Continental Stock Transfer & Trust Company acting as trustee. The Company’s Certificate of Incorporation provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Class A Common Stock if it does not complete an initial Business Combination by March 16, 2023 (or, if such date is extended, such later date).

Reasons for the Extension Proposal

The Certificate of Incorporation provides that we have until March 16, 2023, to complete an initial Business Combination. On February 14, 2023, the Company entered into a letter of intent (the “Letter of Intent”) with Force Pressure Control, LLC, a Texas limited liability company and a provider of surface pressure control solutions in the oilfield services market (“Force Pressure”), and each of the individuals listed on the signature page of the Letter of Intent, pursuant to which the Company will acquire 100% of the outstanding equity interests of Force Pressure (the “Transaction”). Consummation of the Transaction shall be subject to the execution of a mutually satisfactory definitive agreement by the Company and Force Pressure. Pursuant to the Letter of Intent, the parties have entered into a period of exclusivity in order to negotiate the Company’s acquisition of Force Pressure wherein, among other things, the Company agreed not to solicit, negotiate, conduct or commit to conduct any Competing Transaction (as defined in the Letter of Intent). While the Company is currently working towards the execution of a definitive agreement with Force Pressure, the Board has determined that there may not be sufficient time before March 16, 2023, to hold a special meeting to obtain stockholder approval of and consummate an initial Business Combination. Accordingly, the Board believes that in order to be able to successfully complete an initial Business Combination, it is appropriate to continue the Company’s existence until the Extended Date. The Board believes that an initial Business Combination is in the best interests of the Company and our stockholders. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial Business Combination to the Extended Date.

If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by March 16, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by March 16, 2023, or, if the Extension Proposal is approved, the Extended Date.

We believe that the provisions of the Certificate of Incorporation described in the preceding paragraph were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial Business Combination in the timeframe contemplated by the Certificate of Incorporation. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial Business Combination, and our belief that an initial Business Combination is in the best interest of the Company and our stockholders, the Extension is warranted.

The sole purpose of the Extension Proposal is to provide the Company with additional time to complete an initial Business Combination, which the Board believes is in the best interests of the Company and our stockholders. A copy of the proposed amendment to the Certificate of Incorporation is attached to this proxy statement as Annex A.

You are not being asked to vote on an initial Business Combination at this time. If either of the Amendment Proposals is approved and implemented and you do not elect to redeem your public shares in connection with the Amendment Proposals, you will retain the right to vote on an initial Business Combination if and when such transaction is submitted to stockholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial Business Combination is approved and completed or the Company has not consummated an initial Business Combination by the applicable deadline. If an initial Business Combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its public shares.

If the Extension Proposal is Not Approved or Not Implemented

If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by March 16, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by March 16, 2023, or, if the Extension Proposal is approved, the Extended Date.

The Initial Stockholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination by March 16, 2023, or, if the Extension Proposal is approved, the Extended Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Common Stock they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Company will pay the costs of liquidation from up to $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account, if any.

If the Extension Proposal Is Approved

If the Extension Proposal is approved, the Company plans to file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete an initial Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, shares of Class A Common Stock and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial Business Combination by the Extended Date.

However, notwithstanding the approval of the Amendment Proposals, our Board may decide to abandon the Amendment Proposals at any time and for any reason prior to the effectiveness of the filing with the Secretary of State of the State of Delaware. Assuming the Extension Proposal is approved, if our Board abandons the Redemption

Limitation Amendment, public stockholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If our Board abandons both of the Amendment Proposals, public stockholders will not be entitled to exercise redemption rights with respect to the Amendment Proposals.

If the Extension Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved and implemented, and the amount remaining in the Trust Account may be significantly less than the approximately $250,815,389 that was in the Trust Account as of September 30, 2022. If the Redemption Limitation Amendment Proposal is not approved or not implemented, we will not proceed with the Extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, as provided in the Certificate of Incorporation.

On February 17, 2023, the Company entered into a Convertible Promissory Note (the “Sponsor Loan”) with the Sponsor. Pursuant to the Sponsor Loan, the Sponsor has agreed that, if the Amendment Proposals are approved, it will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) the lesser of (A) $0.04 for each share of Class A Common Stock that is not redeemed in connection with the Amendment Proposals and (B) $300,000, for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the special meeting held in connection with the stockholder vote to approve the Company’s initial business combination and (ii) the Extended Date. The Sponsor will not make any Contributions unless the Amendment Proposals are approved and the charter amendment is implemented. Up to $1.5 million of the loans may be settled in whole warrants to purchase shares of Class A Common Stock at a conversion price equal to $1.50 per warrant. The Contribution(s) will not bear any interest, and will be repayable by the Company to the Sponsor upon the earlier of the date by which the Company must complete an initial business combination and the consummation of the Company’s initial business combination. The Company’s board of directors will have the sole discretion whether to continue extending for up to six months, and if the Company’s board of directors determines not to continue extending for additional months, the Sponsor’s obligation to make additional Contributions will terminate. If this occurs, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the procedures set forth in the Company’s certificate of incorporation. If the Company does not complete an initial business combination and winds up, there will not be sufficient assets to repay the Sponsor Loan and it will be worthless. Assuming the Sponsor makes the full amount of monthly contributions, the Company estimates that the per-share price at which public shares could be redeemed from cash held in the Trust Account would be approximately $10.10 on the Extended Date. Monthly Contributions following the redemptions made in connection with the Amendment Proposals will be based on the number of public shares outstanding following such redemptions.

Redemption Rights

If the Extension Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Amendment Proposals will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed initial Business Combination, or if the Company has not consummated an initial Business Combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON MARCH 8, 2023 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern Time, on March 8, 2023 (two business days before the Special Meeting), (i) submit a written request to our transfer agent that we redeem your public shares for cash, and (ii) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” above. Pursuant to the Certificate of Incorporation, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if either Amendment Proposal is approved and implemented. You will be entitled to receive cash for any public shares to be redeemed only if you: (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares and (c) such redemption would not result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 (unless the Redemption Limitation Amendment Proposal is approved and implemented).

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Amendment Proposals. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” above.

Additionally, we will not redeem shares if (i) neither Amendment Proposal is approved, (ii) either Amendment Proposal is approved, but neither is implemented, or (iii) the Redemption Limitation Proposal is not approved or not implemented and the Redemption Limitation is exceeded. In any of these scenarios, you will not receive cash for public shares. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Company’s sponsor, Stratim Cloud Acquisition, LLC, a Delaware limited liability company (the “Sponsor”), may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments set forth in Annex A of the accompanying proxy statement and we will not redeem any public shares. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by March 16, 2023.

Holders of units must elect to separate the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for the Amendment Proposals or if they vote at all.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Amendment Proposals will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Amendment Proposals are not approved, these shares will not be redeemed in connection with the Amendment Proposals and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Amendment Proposals will not be approved.

The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding shares of Class A Common Stock. Based upon the amount held in the Trust Account as of September 30, 2022, which was $250,815,389, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.03 at the time of the Special Meeting. The closing price of a share of Class A Common Stock on February 14, 2023, was $10.11. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of Class A Common Stock for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC prior to the vote on the Amendment Proposals. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Amendment Proposals would receive payment of the redemption price for such shares soon after the approval of the Amendment Proposals.

United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to holders of Class A Common Stock that elect to have their Class A Common Stock redeemed for cash if either of the Amendment Proposals is approved and implemented. This discussion applies only to shares of Class A Common Stock that are held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•        the Sponsor or our directors and officers;

•        financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market method of accounting;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent (5%) or more of our voting shares or five percent (5%) or more of the total value of all classes of our shares;

•        persons that acquired Class A Common Stock pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•        persons that hold Class A Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•        governmental organizations and qualified foreign pension funds;

•        U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

•        partnerships or other pass-through entities for U.S. federal income tax purposes (and investors in such entities);

•        controlled foreign corporations; and

•        passive foreign investment companies.

If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Class A Common Stock, the U.S. federal income tax treatment of the partners in the partnership will generally depend on the status of the partners and the activities of the partnership. Partnerships holding Class A Common Stock and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the transactions described herein.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof. All of the foregoing are subject to change, which could affect the tax consequences described herein. No assurance can be given that the U.S. Internal Revenue Service (the “IRS”) would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes).

YOU SHOULD CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF U.S. FEDERAL TAX LAWS TO YOUR PARTICULAR SITUATION, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCAL OR FOREIGN JURISDICTION.

Redemption of Class A Common Stock

In the event that a holder’s shares of Class A Common Stock are redeemed pursuant to the redemption provisions described in this proxy statement, the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or other exchange of Class A Common Stock under Section 302 of the Code. If the redemption qualifies as a sale of Class A Common Stock, a U.S. holder (as defined below) will be treated as described below under the section of this proxy statement entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock,” and a Non-U.S. holder (as defined below) will be treated as described below under the section of this proxy statement entitled “— Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” If the redemption does not qualify as a sale of Class A Common Stock, a holder will be treated as receiving a corporate distribution with the tax consequences to a U.S. holder described below under the section of this proxy statement entitled “— U.S. Holders — Taxation of Distributions,” and the tax consequences to a Non-U.S. holder described below under the section entitled “— Non-U.S. Holders — Taxation of Distributions.”

Whether a redemption of Class A Common Stock qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the redeemed holder before and after the redemption (including any stock constructively owned by the holder as a result of owning warrants or otherwise) relative to all of our shares outstanding both before and after the redemption. The redemption of Class A Common Stock will generally be treated as a sale of Class A Common Stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the holder, (ii) results in a “complete termination” of the holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares of our stock actually owned by the holder, but also shares of our stock that are constructively owned by it under certain attribution rules set forth in the Code. A holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include Class A Common Stock which could be acquired pursuant to the exercise of the warrants.

In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the holder immediately following the redemption of Class A Common Stock must, among other requirements, be less than eighty percent (80%) of the percentage of our outstanding voting stock actually and constructively owned by the holder immediately before the redemption (taking into account redemptions by other holders of Class A Common Stock). Prior to an initial Business Combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the holder are redeemed or (ii) all of the shares of our stock actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the holder does not constructively own any other stock. The redemption of Class A Common Stock will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances.

The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Class A Common Stock will be treated as a corporate distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section of this proxy statement entitled “— U.S. Holders — Taxation of Distributions,” and the tax effects to such Non-U.S. holder will be as described below under the section of this proxy statement entitled “— Non-U.S. Holders — Taxation of Distributions.” After the application of those rules, any remaining tax basis of the holder in the redeemed Class A Common Stock will be added to the holder’s adjusted tax basis in its remaining stock, or, if it has none, to the holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

A holder should consult its tax advisors as to the tax consequences of a redemption.

U.S. Holders

This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of our Class A Common Stock who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or

•        a trust, if (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (B) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Distributions.    If our redemption of a U.S. holder’s Class A Common Stock is treated as a distribution, as discussed above under the section entitled “— Redemption of Class A Common Stock,” such distribution will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.”

Dividends received by a U.S. holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to the Class A Common Stock described in this proxy statement may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Company Common Stock.    If our redemption of a U.S. holder’s Class A Common Stock is treated as a sale or other taxable disposition, as discussed above under the section entitled “— Redemption of Class A Common Stock,” a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the Class A Common Stock redeemed. Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Class A Common Stock so disposed of exceeds one (1) year. It is unclear, however, whether the redemption rights with respect to the Class A Common Stock described in this proxy statement may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations. U.S. holders who hold different blocks of Class A Common Stock (shares of Class A Common Stock purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its Class A Common Stock so disposed of. A U.S. holder’s adjusted tax basis in its Class A Common Stock will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its Class A Common Stock treated as a return of capital.

Non-U.S. Holders

This section applies to you if you are a “Non-U.S. holder.” A Non-U.S. holder is a beneficial owner of our Class A Common Stock who or that is, for U.S. federal income tax purposes:

•        a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•        a foreign corporation; or

•        an estate or trust that is not a U.S. holder;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a redemption.

Taxation of Distributions.    If our redemption of a Non-U.S. holder’s Class A Common Stock is treated as a distribution, as discussed above under the section entitled “— Redemption of Class A Common Stock” to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. holder’s adjusted tax basis in its Class A Common Stock and, to the extent such distribution exceeds the Non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A Common Stock, which will be treated as described below under the section entitled “— Non-U.S. holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.”

The withholding tax described above does not apply to a dividend paid to a Non-U.S. holder who provides an IRS Form W-8ECI, certifying that such dividend is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividend will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.    If our redemption of a Non-U.S. holder’s Class A Common Stock is treated as a sale or other taxable disposition as discussed above under the section of this proxy statement entitled “— Redemption of Class A Common Stock,” subject to the discussions of FATCA and backup withholding below, a Non-U.S. holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our Class A Common Stock, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder); or

•        we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held our Class A Common Stock, and, in the case where shares of Class A Common Stock are regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. holder’s holding period for the Class A Common Stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. In the event the Non-U.S. holder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower treaty rate).

If the second bullet point above applies to a Non-U.S. holder, gain recognized by such holder on the sale, exchange or other taxable disposition of Class A Common Stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our Class A Common Stock is regularly traded on an established securities market, a buyer of our Class A Common Stock (we would be treated as a buyer with respect to a redemption of Class A Common Stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. There can be no assurance that our Class A Common Stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after either of the Amendment Proposals is approved and implemented.

It is possible that a withholding agent may not be able to determine the proper characterization of a redemption of a non-U.S. Holder’s shares of Class A Common Stock, in which case such withholding agent might treat the redemption as a distribution subject to withholding tax.

FATCA Withholding Taxes.    Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a redemption of stock) on our Company Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a redemption of Class A Common Stock.

Vote Required for Approval

Approval of the Extension Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock entitled to vote thereon as of the record date. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have the same effect as a vote “AGAINST” the Extension Proposal and the Redemption Limitation Amendment Proposal, and will have no effect on the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting. If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by March 16, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by March 16, 2023, or, if the Extension Proposal is approved, the Extended Date.

The Sponsor and all of the Company’s directors and officers are expected to vote all shares of Class B Common Stock owned by them in favor of the Extension. On the Record Date, the Sponsor and all of the Company’s current directors and officers beneficially owned and were entitled to vote an aggregate of 6,234,500 shares of Class B Common Stock, or approximately 20%, of the Company’s issued and outstanding shares of common stock. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of shares of Class B Common Stock and their respective ownership thereof.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.03 per share, based on the amounts held in the Trust Account as of September 30, 2022); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Amendments will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(1) of the Exchange Act) being at least $5,000,001.

If such transactions are effected, the consequence could be to cause the Amendments to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Amendment Proposals at the Special Meeting and could decrease the chances that the Amendments would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by March 16, 2023, the 6,234,500 shares of Class B Common Stock held by the Sponsor and certain of our directors will be worthless (as the Sponsor and such directors have waived liquidation rights with respect to such shares), as will the 4,666,667 private placement warrants held by the Sponsor;

•        in the event of the liquidation of the Trust Account, the Sponsor (but not any other stockholders, members or managers of the Sponsor) has agreed to indemnify and hold harmless the Company against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) to which the Company may become subject as a result of any claim by (i) any third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company or (ii) a prospective target business with which the Company has discussed entering into a transaction agreement (a “Target”); provided, however, that such indemnification of the Company by the Sponsor shall apply only to the extent necessary to ensure that such claims by a third party for services rendered (other than the Company’s independent registered public accounting firm) or products sold to the Company or a Target do not reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets as of the date of the liquidation of the Trust Account, in each case, net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that any such executed waiver is deemed to be unenforceable against such third party, the Sponsor will not be responsible to the extent of any liability for such third party claims;

•        Any rights specified in the Certificate of Incorporation relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial Business Combination and, if the Extension Proposal is not approved or not implemented and no initial Business Combination is completed by March 16, 2023, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial Business Combination and, if the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by March 16, 2023, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses;

•        we have entered into an Administrative Services Agreement pursuant to which we pay an affiliate of our Sponsor a total of $10,000 per month, for up to 24 months, for office space, utilities, administrative and support services. Upon completion of our initial Business Combination or our liquidation, we will cease paying these monthly fees. Accordingly, in the event the consummation of our initial Business Combination takes the maximum 24 months, an affiliate of our Sponsor will be paid a total of $240,000 ($10,000 per month) for office space, utilities, administrative and support services and will be entitled to be reimbursed for any out-of-pocket expenses; and

•        in order to finance transaction costs in connection with an initial Business Combination, the Initial Stockholders or an affiliate of the Initial Stockholders or certain of the Company’s directors and officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes an initial Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that an initial Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of an initial Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post-initial Business Combination entity at a price of $1.50 per warrant. The warrants would be identical to the Sponsor’s private placement warrants.

•        On February 17, 2023, the Company entered into a Convertible Promissory Note (the “Sponsor Loan”) with the Sponsor. Pursuant to the Sponsor Loan, the Sponsor has agreed that, if the Amendment Proposals are approved, it will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) the lesser of (A) $0.04 for each share of Class A Common Stock that is not redeemed in connection with the Amendment Proposals and (B) $300,000, for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the special meeting held in connection with the stockholder vote to approve the Company’s initial business combination and (ii) the Extended Date. The Sponsor will not make any Contributions unless the Amendment Proposals are approved and the charter amendment is implemented. Up to $1.5 million of the loans may be settled in whole warrants to purchase shares of Class A Common Stock at a conversion price equal to $1.50 per warrant. The Contribution(s) will not bear any interest, and will be repayable by the Company to the Sponsor upon the earlier of the date by which the Company must complete an initial business combination and the consummation of the Company’s initial business combination. The Company’s board of directors will have the sole discretion whether to continue extending for up to six months, and if the Company’s board of directors determines not to continue extending for additional months, the Sponsor’s obligation to make additional Contributions will terminate. If this occurs, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the procedures set forth in the Company’s certificate of incorporation. If the Company does not complete an initial business combination and winds up, there will not be sufficient assets to repay the Sponsor Loan and it will be worthless. Assuming the Sponsor makes the full amount of monthly contributions, the Company estimates that the per-share price at which public shares could be redeemed from cash held in the Trust Account would be approximately $10.10 on the Extended Date. Monthly Contributions following the redemptions made in connection with the Amendment Proposals will be based on the number of public shares outstanding following such redemptions.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Extension Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Background

Section 9.2(a) of the Company’s Certificate of Incorporation provides the following:

“(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed (which redemption may be in the form of a repurchase by the Corporation) upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation shall not redeem Offering Shares to the extent that such redemption would result in the Corporation having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) of less than $5,000,001 (such limitation hereinafter called the “Redemption Limitation”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”

Section 9.2(e) the Company’s Certificate of Incorporation provides the following:

“(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination and (ii) the Redemption Limitation is not exceeded.”

Section 9.2(f) the Company’s Certificate of Incorporation provides the following:

“(f) If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.”

Section 9.7 of the Company’s Certificate of Incorporation provides the following:

“Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with an initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 24 months from the date of the closing of the Offering, or with respect to any other provision herein relating to stockholder’s rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.”

The purpose of the Redemption Limitation requirements (set forth in the underlined text above) was to ensure that the Company will not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend its Certificate of Incorporation to remove the Redemption Limitation requirements underlined above. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it can rely on another exclusion, which relates to it being listed on the Nasdaq Capital Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on the Nasdaq Capital Market.

Rule 419 blank check companies and “penny stock” issuers

Because the net proceeds of the IPO were being used to complete an initial Business Combination with a target business that had not been selected at the time of the IPO, the Company may be deemed a “blank check company”. Under Rule 419 of the Securities Act, the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that the term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the underlined language in the sections of the Certificate of Incorporation, as reproduced above, was to ensure that through the consummation of an initial Business Combination, the Company would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2)

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on the Nasdaq Capital Market and have been since the consummation of its IPO. The Company believes that the Nasdaq Capital Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation is unnecessary.

Reasons for the Amendment

Stockholders are being asked to adopt the proposed Redemption Limitation Amendment Proposal to the Certificate of Incorporation which, in the judgment of the Board, may facilitate the consummation of an initial Business Combination. The Certificate of Incorporation limits the Company’s ability to consummate an initial Business Combination, or to redeem shares of Common Stock in connection with an initial Business Combination, if it would cause the Company to have less than $5,000,001 in net tangible assets.

The purpose of such limitation was initially to ensure that the Company’s common stock was not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such common stock failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial Business Combination, the Certificate of Incorporation would prevent the Company from being able to consummate an initial Business Combination even if all other conditions to closing are met. If the Redemption Limitation Amendment Proposal is approved and implemented, the Certificate of Incorporation would be amended to delete the Redemption Limitation language from the Certificate of Incorporation as set forth in the “THIRD”, “FOURTH”, “FIFTH”, “SIXTH” and “SEVENTH” sections of Annex A to this proxy statement.

The Certificate of Incorporation also entitles stockholders of the Company to redemption rights if the Company seeks to amend the Certificate of Incorporation to extend the period of time to complete an initial Business Combination or makes certain other changes to provisions governing pre-initial Business Combination activity. Redemption rights are limited, however, and any such amendment would be voided if the net tangible assets redemption limit cannot be satisfied. As discussed above, the Company believes that the net tangible assets limitation may be removed from the Certificate of Incorporation. The proposed amendments in Annex A to this proxy statement would remove this limitation with respect to redemption rights in connection with Certificate of Incorporation amendments as well.

The Redemption Limitation Amendment

We are proposing to amend the Certificate of Incorporation pursuant to the “THIRD”, “FOURTH”, “FIFTH”, “SIXTH” and “SEVENTH” sections of the amendment to the Certificate of Incorporation in the form set forth in Annex A of this proxy statement to eliminate from the Certificate of Incorporation the Redemption Limitation in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Amendment Proposal

The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to effect any redemptions in connection with the Special Meeting irrespective of whether such redemptions would exceed the Redemption Limitation.

If the Redemption Limitation Amendment Proposal Is Approved

If the Redemption Limitation Amendment Proposal is approved and implemented (and the Extension Proposal is also approved and implemented), we plan to file the Redemption Limitation Amendment with the Secretary of State of the State of Delaware pursuant to the “THIRD”, “FOURTH”, “FIFTH”, “SIXTH” and “SEVENTH” sections of the Certificate of Amendment in the form set forth in Annex A of this proxy statement and redeem public shares as necessary, irrespective of whether such redemptions exceed the Redemption Limitation. However, notwithstanding the approval of the Amendment Proposals, our Board may decide to abandon the Amendment Proposals at any time and for any reason prior to the effectiveness of the filing with the Secretary of State of the State of Delaware. Assuming the Extension Proposal is approved, if our Board abandons the Redemption Limitation Amendment, public stockholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If our Board abandons both of the Amendment Proposals, public stockholders will not be entitled to exercise redemption rights with respect to the Amendment Proposals.

On February 17, 2023, the Company entered into a Convertible Promissory Note (the “Sponsor Loan”) with the Sponsor. Pursuant to the Sponsor Loan, the Sponsor has agreed that, if the Amendment Proposals are approved, it will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) the lesser of (A) $0.04 for each share of Class A Common Stock that is not redeemed in connection with the Amendment Proposals and (B) $300,000, for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the special meeting held in connection with the stockholder vote to approve the Company’s initial business combination and (ii) the Extended Date. The Sponsor will not make any Contributions unless the Amendment Proposals are approved and the charter amendment is implemented. Up to $1.5 million of the loans may be settled in whole warrants to purchase shares of Class A Common Stock at a conversion price equal to $1.50 per warrant. The Contribution(s) will not bear any interest, and will be repayable by the Company to the Sponsor upon the earlier of the date by which the Company must complete an initial business combination and the consummation of the Company’s initial business combination. The Company’s board of directors will have the sole discretion whether to continue extending for up to six months, and if the Company’s board of directors determines not to continue extending for additional months, the Sponsor’s obligation to make additional Contributions will terminate. If this occurs, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the procedures set forth in the Company’s certificate of incorporation. If the Company does not complete an initial business combination and winds up, there will not be sufficient assets to repay the Sponsor Loan and it will be worthless. Assuming the Sponsor makes the full amount of monthly contributions, the Company estimates that the per-share price at which public shares could be redeemed from cash held in the Trust Account would be approximately $10.10 on the Extended Date. Monthly Contributions following the redemptions made in connection with the Amendment Proposals will be based on the number of public shares outstanding following such redemptions.

If the Redemption Limitation Amendment Proposal Is Not Approved or Not Implemented

If the Redemption Limitation Amendment Proposal is not approved or not implemented, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments set forth in Annex A of the accompanying proxy statement and we will not redeem any public shares. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by March 16, 2023.

Redemption Rights

If the Redemption Limitation Amendment Proposal is approved, and the Redemption Limitation Amendment is implemented, each public stockholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Amendment Proposals will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed initial Business Combination, or if the Company has not consummated an initial Business Combination by the Extended Date.

See “Proposal No. 1 — The Extension Proposal — Redemption Rights” and “— United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights” for more information.

Vote Required for Approval

Approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock entitled to vote thereon as of the record date. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have the same effect as a vote “AGAINST” the Extension Proposal and the Redemption Limitation Amendment Proposal, and will have no effect on the Adjournment Proposal. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Interests of the Sponsor and the Company’s Directors and Officers

See “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for more information.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the Redemption Limitation Amendment.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the Redemption Limitation Amendment Proposal, which may be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal or the Redemption Limitation Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the common stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon as of the record date. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have the same effect as a vote “AGAINST” the Extension Proposal and the Redemption Limitation Amendment Proposal, and will have no effect on the Adjournment Proposal. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the Redemption Limitation Amendment Proposal, our Board will approve and declare advisable the adoption of the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT, IF PRESENTED, YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us as of February 14, 2023, with respect to our shares of common stock held by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 31,250,000 shares of Common Stock outstanding as of February 14, 2023, including 25,000,000 shares of Class A Common Stock and 6,250,000 shares of Class B Common Stock. Voting power represents the combined voting power of shares of common stock owned beneficially by such person. On all matters to be voted upon, the holders of the shares of common stock vote together as a single class. The table below does not include any shares of common stock underlying our outstanding warrants because such securities are not exercisable within 60 days of February 14, 2023.

	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Issued and Outstanding Common Stock	Number of Shares Beneficially Owned(2)	Percentage of Issued and Outstanding Common Stock
Directors and Executive Officers
Stratim Cloud Acquisition, LLC(3)	—	—	4,889,500	15.6%
Sreekanth Ravi(4)	—	—	4,889,500	15.6%
Zachary Abrams(5)	—	—	6,139,500	19.6%
John Wagner	—	—	35,000	*
Doug Bergeron	—	—	25,000	*
Kabir Misra	—	—	25,000	*
Wendell Brooks	—	—	10,000	*
All executive officers and directors as a group (six individuals)	—	—	6,234,500	20.0%
5% Shareholders
Magnetar Financial LLC(6)	1,997,076	6.4%	—	—
Saba Capital Management, L.P.(7)	1,556,051	5.0%	—	—

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 100 West Liberty Street, Suite 100, Reno, NV 89501.

(2)      Interests shown consist solely of shares of Class B Common Stock. Such shares will automatically convert into shares of Class A Common Stock at the time of our initial Business Combination on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities” in our prospectus filed with the SEC pursuant to Rule 424(b)(4) (File No. 333-253174).

(3)      Each of our officers and directors is, directly or indirectly, a member of Stratim Cloud Acquisition, LLC, our Sponsor.

(4)      Stratim Cloud Acquisition, LLC is managed by a board, which consists of Mr. Ravi and Mr. Abrams. As such, Mr. Ravi may be deemed to have beneficial ownership of the common stock held directly by our Sponsor.

(5)      Stratim Cloud Acquisition, LLC is managed by a board, which consists of Mr. Ravi and Mr. Abrams. As such, Mr. Abrams may be deemed to have beneficial ownership of the common stock held directly by our Sponsor. A trust in which Mr. Abrams is a beneficiary subscribed for 1,437,500 Founder Shares in August 2020, 187,500 of which were forfeited. As such, Mr. Abrams may be deemed to have beneficial ownership of the common stock held directly by the trust.

(6)     According to a Schedule 13G dated February 9, 2023, the shares of common stock shown are held for Magnetar Constellation Fund II, Ltd (“Constellation Fund II”), Magnetar Constellation Master Fund, Ltd (“Constellation Master Fund”), Magnetar Systematic Multi-Strategy Master Fund Ltd (“Systematic Master Fund”), Magnetar Capital Master Fund Ltd (“Master Fund”), Magnetar Xing He Master Fund Ltd (“Xing He Master Fund”), Purpose Alternative Credit Fund Ltd (“Purpose Fund”), Magnetar SC Fund Ltd (“SC Fund”), Magnetar Structured Credit Fund, LP (“Structured Credit Fund”), Magnetar Lake Credit Fund LLC (“Lake Credit Fund”) and Purpose Alternative Credit Fund — T LLC (“Purpose Fund — T” and, collectively, the “Magnetar Funds”). According to such Schedule 13G, as of December 31, 2022, each of Magnetar Financial, Magnetar Capital Partners, Supernova Management and Mr. Snyderman held 1,997,076 shares, over which they have shared voting and dispositive power, which amount consists of (A) 201,816 shares held for the account of Constellation Fund II; (B) 680,463 shares held for the account of Constellation Master Fund; (C) 156,681 shares held for the account of Systematic Master Fund; (D) 54,408 shares held for the account of Master Fund; (E) 108,945 shares held for the account of Lake Credit Fund; (F) 235,749 shares held for the account of Xing He Master Fund; (G) 101,802 shares held for the account of Purpose Fund; (H) 157,167 shares held for the account of SC Fund; (I) 266,112 shares held for the account of Structured Credit Fund and (J) 33,933 shares held of the account of Purpose Fund — T. According to such Schedule 13G, Magnetar Financial LLC (“Magnetar Financial”) serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the shares held for the Magnetar Funds’ accounts. According to such Schedule 13G, Magnetar Capital Partners LP (“Magnetar Capital Partners”) serves as the sole member and parent holding company of Magnetar Financial. According to such Schedule 13G, Supernova Management LLC (“Supernova Management”) is the general partner of Magnetar Capital Partners. According to such Schedule 13G, the manager of Supernova Management is David J. Snyderman. The address of the principal business office of each of Magnetar Financial, Magnetar Capital Partners, Supernova Management and Mr. Snyderman is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(7)     According to a Schedule 13G/A dated February 14, 2023, Saba Capital Management, L.P., Saba Capital Management GP, LLC and Boaz R. Weinstein have shared voting and dispositive power over 1,556,051 shares. According to such Schedule 13G/A, the funds and accounts advised by Saba Capital Management, L.P. have the right to receive the dividends from and proceeds of sales from the common stock. The address of the business office of each of Saba Capital Management, L.P., Saba Capital Management GP, LLC and Mr. Weinstein is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Our Initial Stockholders beneficially own approximately 20% of our issued and outstanding shares of common stock. In addition, because of its ownership block, our Sponsor may be able to effectively influence the outcome of all matters requiring approval by our stockholders, including amendments to our Certificate of Incorporation and approval of significant corporate transactions.

OTHER MATTERS

Stockholder Proposals

No business may be transacted at a special meeting other than business that is either (i) brought before the special meeting pursuant to the Company’s notice of meeting or (ii) otherwise properly brought before the special meeting in accordance with the requirements set forth in the Certificate of Incorporation and the bylaws of the Company.

Fiscal Year 2021 Annual Report and SEC Filings

Our financial statements for the year ended December 31, 2021, are included in our Annual Report on Form 10-K filed with the SEC on April 1, 2022. This proxy statement and our Annual Report are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Stratim Cloud Acquisition Corp., 100 West Liberty Street, Suite 100, Reno, NV 89501.

Delivery Of Documents To Stockholders

For stockholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 100 West Liberty Street, Suite 100, Reno, NV 89501 or (775) 318-3629, to inform us of their request; or

•        if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about an initial Business Combination or the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

Stratim Cloud Acquisition Corp.

100 West Liberty Street, Suite 100

Reno, NV 89501

(775) 318-3629

If you are a stockholder of the Company and would like to request documents, please do so by March 3, 2023 (one week prior to the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

***

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
February 17, 2023

ANNEX A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
STRATIM CLOUD ACQUISITION CORP.

[•], 2023

Stratim Cloud Acquisition Corp. (the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST: Article IX, Section 9.1(b) is hereby amended and restated in its entirety to read as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ option to purchase additional securities) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on February 16, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by September 16, 2023, or such earlier date as determined by the Board of Directors of the Corporation, and (iii) the redemption of Offering Shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by September 16, 2023, or such earlier date as determined by the Board of Directors of the Corporation, or (B) relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Stratim Cloud Acquisition, LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.””

SECOND: Article IX, Section 9.2(d) is hereby amended and restated in its entirety to read as follows:

“(d) In the event that the Corporation has not consummated an initial Business Combination by September 16, 2023, or such earlier date as determined by the Board of Directors of the Corporation, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

Annex A-1

THIRD: Article IX, Section 9.7 is hereby amended and restated in its entirety to read as follows:

“Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with an initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by September 16, 2023, or such earlier date as determined by the Board of Directors of the Corporation, or with respect to any other provision herein relating to stockholder’s rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding Offering Shares.”

FOURTH: Article IX, Section 9.2(a) is hereby amended and restated in its entirety to read as follows:

“(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed (which redemption may be in the form of a repurchase by the Corporation) upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”

FIFTH: Article IX, Section 9.2(e) is hereby amended and restated in its entirety to read as follows:

“(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.”

SIXTH: Article IX, Section 9.2(f) is hereby amended by deleting Section 9.2(f) in its entirety.

SEVENTH: Article IX, Section 9.2(b) is hereby amended such that the first instance of “the Exchange Act” is replaced with “the Securities Exchange Act of 1934, as amended (the “Exchange Act”)”.

EIGHTH: This amendment to the Amended and Restated Certificate of Incorporation of the Company was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and by affirmative vote of the number of stockholders required to vote thereon.

Annex A-2

IN WITNESS WHEREOF, Stratim Cloud Acquisition Corp. has caused this Amendment to be duly executed in its name and on its behalf by an authorized officer as of the first date set forth above.

STRATIM CLOUD ACQUISITION CORP.
By:
	Name:	Sreekanth Ravi
	Title:	Chairman and Chief Executive Officer

Annex A-3

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASYIMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail STRATIMCLOUDACQUISITIONCORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time,on March 9, 2023.INTERNET –www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/stratimcloudacquisition/2023 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope PLEASE DO NOT RETURN THE PROXY CARD provided.IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY CARDTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. 1. Proposal No. 1 — The Extension Proposal —FORAGAINSTABSTAIN a proposal to amend Stratim Cloud Acquisition Corp.’s (the “Company”) Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) pursuant to an amendment to the Certificate of Incorporation (as set forth in the “FIRST”, “SECOND” and “THIRD” sections of Annex A of the accompanying proxy statement) to extend the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses, which we refer to as our “initial Business Combination”, or (ii) cease all operations except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the Company’s shares of Class A common stock, par value $0.0001 per share, included as part of the units sold in the Company’s initial public offering that was consummated on March 16, 2021, from March 16, 2023, to September 16, 2023 (the “Extension Proposal”); 2. Proposal No. 2 — The Redemption Limitation FORAGAINSTABSTAIN Amendment Proposal — a proposal to amend the Certificate of Incorporation pursuantto an amendment to the Certificate of Incorporation (as set forth in the “THIRD”, “FOURTH”, “FIFTH”, “SIXTH” and “SEVENTH” sections of Annex Aof the accompanying proxy statement) to eliminate from the Certificate of Incorporation the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation, the “Redemption Limitation Amendment Proposal”; and 3. Proposal No. 3 — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the Redemption Limitation Amendment Proposal (the “Adjournment Proposal”), which may be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal or the Redemption Limitation Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting. Please markyour voteslike this FORAGAINSTABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date, 2023 When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Important Notice Regarding the Availability of Proxy Materialsfor the Special Meeting of Stockholders to be held on March 10, 2023 This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/stratimcloudacquisition/2023 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY CARD FOR THE SPECIAL MEETING OF STOCKHOLDERS OF STRATIM CLOUD ACQUISITION CORP.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Zachary Abrams (the “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Special Meeting (the “Special Meeting”) of stockholders of Stratim Cloud Acquisition Corp. to be held on March 10, 2023 at 12:00 p.m. Eastern Time, virtually via live webcast at https://www.cstproxy.com/stratimcloudacquisition/2023 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)